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                                                                    EXHIBIT 21.1

SUBSIDIARIES OF WILLIS GROUP HOLDINGS LIMITED

                                                                 COUNTRY OF      PERCENTAGE
COMPANY NAME                                                    REGISTRATION     OWNERSHIP
------------                                                  ----------------   ----------
Willis IIB Merger Company...................................  U.S.A.                100%
Willis of Eastern New York, Inc.............................  U.S.A                 100%
TA I LIMITED................................................  England & Wales       100%
  TA II Limited.............................................  England & Wales       100%
    TA III Limited..........................................  England & Wales       100%
      Trinity Acquisition Limited...........................  England & Wales       100%
        TA IV Limited.......................................  England & Wales       100%
          Willis Group Limited*.............................  England & Wales       100%

*   The following are the subsidiaries of Willis Group Limited:

                                                                 COUNTRY OF      PERCENTAGE
COMPANY NAME                                                    REGISTRATION     OWNERSHIP
------------                                                  ----------------   ----------
WILLIS NORTH AMERICA INC....................................  U.S.A.                 100%
  WILLIS OF MICHIGAN, INC...................................  U.S.A.                 100%
    Baccala & Shoop Insurance Services......................  U.S.A.                 100%
    Willis Equities, Inc....................................  U.S.A.                 100%
    WF Corroon Corporation--Great Lakes.....................  U.S.A.                 100%
    WF Corroon Corporation--Texas...........................  U.S.A.                 100%
    Willis Administrative Services Corporation..............  U.S.A.                 100%
        Willis Affinity Programs of Colorado, Inc...........  U.S.A.                 100%
        Willis Affinity Programs of Nevada, Inc.............  U.S.A.                 100%
        Willis of Louisville, Inc...........................  U.S.A.                 100%
    Willis Corroon Corporation of Sacramento................  U.S.A.                 100%
    Willis of Tennessee, Inc................................  U.S.A.                 100%
    Willis North American Holding Company...................  U.S.A.                 100%
    Willis of Greater New York, Inc.........................  U.S.A.                 100%
      Global Special Risks Inc. (Louisiana).................  U.S.A.                 100%
        Global Special Risks Inc of New York................  U.S.A.                 100%
        Global Special Risks Inc. (Texas)...................  U.S.A.                 100%
      McAlear Associates, Inc. (Michigan)...................  U.S.A.                 100%
        McAlear Associates, Inc. (Ohio).....................  U.S.A.                 100%
      Pacific International Brokers Limited.................  U.S.A.                 100%
      Willis Affinity Programs Midwest, Inc.................  U.S.A.                 100%
      Queenswood Properties Inc.............................  U.S.A.                 100%
      Stewart Smith East, Inc...............................  U.S.A.                 100%
        Stewart Smith Southeast, Inc........................  U.S.A.                 100%
        Stewart Smith Southwest, Inc........................  U.S.A.                 100%
      Willis Americas Administration, Inc...................  U.S.A.                 100%
      Willis of Alabama, Inc................................  U.S.A.                 100%
      Willis of Alaska, Inc.................................  U.S.A.                 100%
      Willis of Arizona, Inc................................  U.S.A.                 100%
      Willis Insurance Services of California, Inc..........  U.S.A.                 100%
        Willis Insurance of the Bay Area, Inc...............  U.S.A.                 100%
      Willis Insurance Services of Georgia, Inc.............  U.S.A.                 100%
      Willis of Illinois, Inc...............................  U.S.A.                 100%
      Willis of Kansas, Inc.................................  U.S.A.                 100%
      Willis of Louisiana, Inc..............................  U.S.A.                 100%

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
                                                                 COUNTRY OF      PERCENTAGE
COMPANY NAME                                                    REGISTRATION     OWNERSHIP
------------                                                  ----------------   ----------
      Willis of Maryland, Inc...............................  U.S.A.                 100%
      Willis of Massachusetts, Inc..........................  U.S.A.                 100%
      Willis of Minnesota, Inc..............................  U.S.A.                 100%
      Willis of Mississippi, Inc............................  U.S.A.                 100%
      Willis of Missouri, Inc...............................  U.S.A.                 100%
      Willis of Nevada, Inc.................................  U.S.A.                 100%
      Willis of New Hampshire, Inc..........................  U.S.A.                 100%
      Willis of New Jersey, Inc.............................  U.S.A.                 100%
      Willis of New York, Inc...............................  U.S.A.                 100%
      Willis of North Carolina, Inc.........................  U.S.A.                 100%
      Willis of Ohio, Inc...................................  U.S.A.                 100%
      Willis of Oregon, Inc.................................  U.S.A.                 100%
      Willis of Pennsylvania, Inc...........................  U.S.A.                 100%
      Willis of Seattle, Inc................................  U.S.A.                 100%
      Willis Insurance Brokerage of Utah, Inc...............  U.S.A.                 100%
      Willis of Wisconsin, Inc..............................  U.S.A.                 100%
      Willis of Greater Texas, Inc..........................  U.S.A.                 100%
        Willis of Texas, Inc................................  U.S.A.                 100%
        Willis Life, Inc....................................  U.S.A.                 100%
      Willis Management (Vermont) Limited...................  U.S.A                  100%
      Willis Re Inc.........................................  U.S.A.                 100%
      Willis Holding Corp. A................................  U.S.A.                 100%
      Willis Holding Corp. B................................  U.S.A.                 100%
      Willis Holding Corp. C................................  U.S.A.                 100%

SOVEREIGN MARINE & GENERAL INSURANCE COMPANY LIMITED (in
  scheme of arrangement)....................................  England & Wales        100%
  Greyfriars Insurance Company Limited......................  England & Wales        100%
    Associated International Insurance (Bermuda) Limited....  Bermuda                100%
  Sovereign Insurance (UK) Limited..........................  England & Wales        100%

EASTERN INSURANCE & REINSURANCE LIMITED (in liquidation)....  England & Wales        100%

HARRAP BROTHERS LIFE & PENSIONS LIMITED.....................  England & Wales        100%

STEWART WRIGHTSON NORTH AMERICA HOLDINGS LIMITED (in
  liquidation)..............................................  England & Wales        100%

WILLIS HOLDINGS GmbH........................................  Germany                100%
  Willis GmbH...............................................  Germany                100%
  Mansfield, Willis GmbH & Co., K.G.........................  Germany                100%
  Willis Japan GmbH.........................................  Germany                100%
  Willis GmbH & Co. KG......................................  Germany               66.6%
    InterRisk Risiko-Management-Beratung GmbH...............  Germany                100%
    Industrie Assekuranz GmbH...............................  Germany                100%
    JWA Marine GmbH.........................................  Germany                100%
    JWA Finanzkonzepte GmbH.................................  Germany                100%
    JWA Risk Services GmbH..................................  Germany                100%
    European Safety and Health Consultants (ESC) GmbH.......  Germany                100%

WILLIS PENSION TRUSTEES LIMITED.............................  England & Wales        100%
WILLIS FABER LIMITED........................................  England & Wales        100%
  Arbuthnot Insurance Services Limited......................  England & Wales        100%
  Armed Forces Financial Advisory Services Limited (In
    liquidation)............................................  England & Wales        100%

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
                                                                 COUNTRY OF      PERCENTAGE
COMPANY NAME                                                    REGISTRATION     OWNERSHIP
------------                                                  ----------------   ----------
  Bevis Marks Limited (In liquidation)......................  England & Wales        100%
  C D D Gilmour (Underwriting Agencies) Limited (In
    liquidation)............................................  England & Wales        100%
  Carter, Wilkes & Fane (Holding) Limited...................  England & Wales        100%
  Carter,Wilkes & Fane Limited..............................  England & Wales        100%
  Durant, Wood Limited......................................  England & Wales        100%
  Friars Street Trustees Limited............................  England & Wales        100%
  Galbraith Pembroke (Insurance) Limited (In liquidation)...  England & Wales        100%
  Hinton & Higgs Limited (in liquidation)...................  England & Wales        100%
  Hinton & Holt Limited (in liquidation)....................  England & Wales        100%
  International Claims Bureau Limited.......................  England & Wales        100%
  Invest for School Fees Limited............................  England & Wales        100%
  Johnson Puddifoot & Last Limited..........................  England & Wales        100%
  Lloyd Armstrong & Ramsey Limited..........................  Eire                   100%
  Martin Boag & Co Limited..................................  England & Wales        100%
  McGuire Insurances Limited................................  Northern Ireland       100%
  Matthews Wrightson & Co Limited...........................  England & Wales        100%
  Mercantile U.K. Limited...................................  England & Wales        100%
  Rattray Daffern & Partners Limited (in liquidation).......  England & Wales        100%
  Run-Off 1997 Limited......................................  England & Wales        100%
  RCCM Limited..............................................  England & Wales        100%
  Stewart Wrightson International Group Limited.............  England & Wales        100%
  Stephenson's Campus (Berwick) Limited.....................  England & Wales        100%
  Stewart Wrightson (Overseas Holdings) Limited.............  England & Wales        100%
  Stewart Wrightson (Regional Offices) Limited..............  England & Wales        100%
  Stewart Wrightson Group Limited...........................  England & Wales        100%
  Stewart Wrightson Marine Hull Limited (in liquidation)....  England & Wales        100%
    Stewart Wrightson Marine (Hellas) Limited...............  Greece                 100%
  Stewart Wrightson Members' Agency Limited (in
    liquidation)............................................  England & Wales        100%
  Stewart Wrightson Surety & Specie Limited (in
    liquidation)............................................  England & Wales        100%
  Trinity Processing Services Limited.......................  England & Wales        100%
  Willis Risk Management Limited............................  England & Wales        100%
  W F C Trustees (C.I.) Limited.............................  Guernsey               100%
  Willis Asia Pacific Limited...............................  England & Wales        100%
  Willis Consulting Group Limited (in liquidation)..........  England & Wales        100%
  Willis Consulting Limited.................................  England & Wales        100%
  Willis Structured Financial Solutions Limited.............  England & Wales        100%
  Willis ESOP Management Limited............................  Guernsey               100%
  Willis Corroon Hinton (Ireland) Limited...................  Eire                   100%
  Willis Japan Limited......................................  England & Wales        100%
  Willis Corroon Licensing Limited..........................  England & Wales        100%
  Willis Faber & Dumas Limited..............................  England & Wales        100%
  Willis Group Services Limited.............................  England & Wales        100%
    Ropepath Limited........................................  England & Wales        100%
    Sailgold Limited........................................  England & Wales        100%
    Stewart Wrightson Management Services Limited (in
      liquidation)..........................................  England & Wales        100%
    Willis Corroon Nominees Limited.........................  England & Wales        100%
    Willis Group Medical Trust Limited......................  England & Wales        100%
  Willis Corroon Financial Planning Limited.................  England & Wales        100%
  Willis Corroon Risk Management Holdings Limited (in
    liquidation)............................................  England & Wales        100%
  Willis Faber Kirke-Van Orsdel Limited (in liquidation)....  England & Wales         51%
  Willis Faber UK Group Limited.............................  England & Wales        100%
    Fane Stevenson & Co Limited (in liquidation)............  England & Wales        100%

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
                                                                 COUNTRY OF      PERCENTAGE
COMPANY NAME                                                    REGISTRATION     OWNERSHIP
------------                                                  ----------------   ----------
    Willis China Limited....................................  England & Wales        100%
    Willis Corroon Europe Limited (in liquidation)..........  England & Wales        100%
    Willis Corroon North Limited............................  England & Wales        100%
  Willis Faber Underwriting Agencies Limited................  England & Wales        100%
    Devonport Underwriting Agency Limited...................  England & Wales        100%
    Willis Faber (Underwriting Management) Limited..........  England & Wales        100%
    Willis Faber Underwriting Services Limited..............  England & Wales        100%
  Willis International Holdings Limited.....................  England & Wales        100%
    Asmarin Verwaltungs AG..................................  Switzerland            100%
      Willis AG.............................................  Switzerland            100%
    Friars Street Insurance Limited.........................  Guernsey               100%
    Meridian Insurance Company Limited......................  Bermuda                100%
    Venture Reinsurance Company Limited.....................  Barbados                90%
    Willis (Bermuda) Limited................................  Bermuda                100%
      Willis Asset Management (Bermuda) Limited.............  Bermuda                100%
    Willis Management (Cayman) Limited......................  Grand Cayman           100%
    Willis Douglas Limited..................................  Isle of Man            100%
    Willis Overseas Investments Limited.....................  England & Wales        100%
    Willis Corroon (Jersey) Limited.........................  Jersey                 100%
    Willis Management (Bermuda) Limited.....................  Bermuda                100%
    Willis Management (Dublin) Limited......................  Eire                   100%
    Willis Management (Gibraltar) Limited...................  Gibraltar              100%
    Willis Corroon Management (Luxembourg) S.A..............  Luxembourg             100%
    WFD Servicios S.A. de C.V. (40% owned by Willis Europe
      BV)...................................................  Mexico                  60%
    Willis Faber Services Limited...........................  Netherlands            100%
    Willis Overseas Brokers Limited.........................  England & Wales        100%
    Willis Overseas Limited.................................  England & Wales        100%
    Willis Europe B.V. (40.86% owned by Willis Overseas
      Investments Limited)..................................  Netherlands          59.14%
      Willis SA.............................................  Argentina               60%
      Willis Australia Limited..............................  Australia              100%
        Willis New Zealand Limited (39% owned by Willis
          Europe BV)........................................  New Zealand             60%
        Richard Oliver International Limited................  England & Wales        100%
        Richard Oliver International Limited................  New Zealand            100%
        Willis Reinsurance Australia Limited................  Australia              100%
        Richard Oliver International Pty Limited............  Australia              100%
          Richard Oliver Underwriting Managers Pty
            Limited.........................................  Australia              100%
          Willis Superannuation Pty Limited.................  Australia              100%
        ACN095454247 Pty Ltd................................  Australia              100%
          Goodalls Insurance Services Pty Limited...........  Australia              100%
            G.I.S. Pty Limited..............................  Australia              100%
              Bradstock GIS Pty Limited.....................  Australia              100%
                G.I.S. Statewide Pty Limited................  Australia               67%
                GIS Properties.com Pty Limited..............  Australia              100%
                Bradstock Consulting Pty Limited............  Australia              100%
        Willis Corroon Belgium S.A..........................  Belgium                100%
        WFB Limitada........................................  Brazil                 100%
        Sertec Services Tecnicos de Inspeceo, Levantamento e
          Avaliacoes Ltda (70% held by Willis Europe B.V.
          (WEBV))...........................................  Brazil                  30%

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
                                                                 COUNTRY OF      PERCENTAGE
COMPANY NAME                                                    REGISTRATION     OWNERSHIP
------------                                                  ----------------   ----------
        York Centro Corretora de Seguros Limitada (70% held
          by WEBV)..........................................  Brazil                  30%
        York Nordeste Corretora de Seguros Limitada (70%
          held by WEBV).....................................  Brazil                  30%
        York Sul Corretora de Seguros Limitada (70% held by
          WFB Limitada).....................................  Brazil                  30%
        Willis S.A. Corretores de Seguros S.A. (2.88% held
          by WFB Limitada)..................................  Brazil               97.12%
          York Vale Corretora e Administradora de Seguros
            Limitada........................................  Brazil                 100%
        Willis Faber do Brasil Consultoria e Participacoes
          S.A...............................................  Brazil                 100%
        Willis Holding Company of Canada Inc................  Canada                 100%
          MHR International Inc.............................  Canada                 100%
            Willis Canada Inc...............................  Canada                 100%
              177637 Canada Inc.............................  Canada                 100%
            Willis Corroon Aerospace of Canada Limited......  Canada                 100%
          Willis Faber Chile Limitada (1% held by Willis
            International Holdings Limited).................  Chile                   99%
            Willis Faber Chile Corredores de Reaseguro
              Limitada (1% held by Willis Correa Insurance
              Services S.A.)................................  Chile                   99%
            Willis Correa Insurance Services S.A. (4% held
              by Willis International Holding Limited; 20%
              held by Correa y Compania Corresdores de
              Seguros Limitada).............................  Chile                   76%
          Suma Corresdores de Seguros S.A...................  Colombia                51%
          Willis sro........................................  Czech Republic         100%
          Willis Corroon A/S................................  Denmark                100%
          Willis Corroon Ireland Limited (23.29% held by
            Willis UK)......................................  Eire                 76.71%
            Kindlon Ryan Insurances Limited.................  Eire                   100%
          Willis Management (Guernsey) Limited..............  Guernsey               100%
            Willis Management (Jersey) Limited..............  Jersey                 100%
            Willis Secretarial Services (Guernsey)
              Limited.......................................  Guernsey               100%
          Willis China (Hong Kong) Limited..................  Hong Kong              100%
          Willis Kft........................................  Hungary                 80%
          Trinity Computer Processing (India) Limited.......  India                  100%
          Willis India Private Limited......................  India                  100%
          PT Willis Corroon BancBali........................  Indonesia            50.34%
          Willis Management (Isle of Man) Limited...........  Isle of Man            100%
          Willis Italia Holding S.P.A. S.r.l................  Italy                   67%
            Willis Italia S.p.A.............................  Italy                  100%
            Willis RE Italia S.p.A..........................  Italy                  100%
          Willis Korea Limited..............................  Korea                  100%
            T.W.F. Sdn Berhad...............................  Malaysia               100%
          BMZ-Willis Agente de Seguros y de Fianza, S.A. de
            C.V.............................................  Mexico                  51%
          Willis Faber & Dumas (Mexico) Intermediario de
            Reaseguro S.A. de C.V...........................  Mexico                 100%
          Willis Nederlands B.V.............................  Netherlands            100%
            Willis B.V......................................  Netherlands            100%
          Rontarca-Prima Y Asociados, C.A...................  Venezuela               51%
          Plan Administrativo Rontarca Salud, C.A...........  Venezuela               51%
          Segur Auto 911, C.A...............................  Venezuela               51%
          C.A. Prima........................................  Venezuela               51%
          Scheuer Verzekeringen B.V.........................  Netherlands            100%

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
                                                                 COUNTRY OF      PERCENTAGE
COMPANY NAME                                                    REGISTRATION     OWNERSHIP
------------                                                  ----------------   ----------
        Willis South America B.V............................  Netherlands            100%
        Willis Sev Dahl AS..................................  Norway                50.1%
          Willis Sev Dahl Stavanger AS......................  Norway                 100%
        Willis Polska S.A...................................  Poland                  70%
        Willis (Singapore) Pte Limited......................  Singapore              100%
          Richard Oliver International Pte Limited..........  Singapore              100%
            Richard Oliver International Pty Limited........  Hong Kong              100%
        Willis South Africa (Pty) Limited...................  South Africa            70%
        Bolgey Holding S.A. (40% held by S&C minorities)....  Spain                   60%
        Willis AB...........................................  Sweden                  82%
          Willis Employee Benefits AB.......................  Sweden                  93%
        Willis OY AB........................................  Finland                100%
        Willis Faber AG.....................................  Switzerland            100%
        Willis (Taiwan) Limited.............................  Taiwan                 100%
        Johnson & Higgins Willis Faber Holdings, Inc........  U.S.A.                  50%
        Willis Faber Advisory Services Limited..............  Zambia                 100%
    Willis Limited..........................................  England & Wales        100%
      Bloodstock & General Insurance Services Limited.......  England & Wales        100%
      Claims and Recovery Services Limited..................  England & Wales        100%
      Hughes-Gibb & Company Limited.........................  England & Wales        100%
      Special Contingency Risks Limited.....................  England & Wales        100%
      Willis Faber Corretaje de Reaseguros S.A..............  Venezuela              100%
      Willis Faber (Aegean) Limited (in liquidation)........  England & Wales        100%
      Willis CIS LLC........................................  Russia                 100%
      W.I.R.E. Limited......................................  England & Wales        100%
        W.I.R.E. Risk Information Limited...................  England & Wales        100%
        Worldwide Intellectual Resources Exchange Limited...  England & Wales        100%
    Willis Safety Solutions Limited.........................  England & Wales        100%
    Willis UK Limited.......................................  England & Wales        100%
      Goodhale Limited......................................  England & Wales        100%
      QRM Healthcare Limited................................  England & Wales         50%
      VEAGIS Limited........................................  England & Wales        100%
      Willis Corroon Cargo Limited..........................  England & Wales        100%
      Willis Corroon Construction Risks Limited.............  England & Wales        100%
      Willis Corroon (FR) Limited...........................  England & Wales        100%
      Willis Harris Marrian Limited.........................  N.Ireland              100%
      Willis Transportation Risks Limited...................  England & Wales        100%
      Willis Scotland Limited...............................  Scotland               100%
      Willis Corroon Services Limited.......................  England & Wales        100%
      Willis First Response Limited.........................  England & Wales        100%